UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 15, 2014 (May 13, 2014)

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below is information relating to the 2014 Annual Meeting of Shareholders of the Registrant.

The Annual Meeting was called to order at 11:00 A.M., May 13, 2014. Represented at the meeting, in person or by proxy, were shares representing 356,063,256 votes, approximately 92% of the votes represented by issued and outstanding shares entitled to vote.

The following business was transacted:

Election of Directors

Over 85% of the votes cast for directors were voted for the election of the following directors. The number of votes for, against and abstained and all shares as to which brokers indicated that they did not have the authority to vote (“Broker Non-Votes”) with respect to each director were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Lawrence S. Bacow	332,303,997	780,431	434,924	22,543,904
Ann E. Berman	332,338,586	750,711	430,055	22,543,904
Joseph L. Bower	330,522,801	2,697,013	299,538	22,543,904
Charles M. Diker	331,066,140	2,161,255	291,957	22,543,904
Jacob A. Frenkel	285,592,857	47,617,193	309,302	22,543,904
Paul J. Fribourg	320,276,736	12,771,313	471,303	22,543,904
Walter L. Harris	284,536,930	48,674,211	308,211	22,543,904
Philip A. Laskawy	330,281,348	2,928,785	309,219	22,543,904
Ken Miller	332,356,311	732,682	430,359	22,543,904
Andrew H. Tisch	300,432,737	32,181,452	905,163	22,543,904
James S. Tisch	324,549,239	8,495,386	474,727	22,543,904
Jonathan M. Tisch	320,613,705	12,430,659	474,988	22,543,904
Anthony Welters	331,530,914	1,499,122	489,316	22,543,904

Advisory Vote on Executive Compensation

Approved – 320,194,783 votes, approximately 96.0% of the votes cast, voted, in an advisory vote, to approve the compensation of the executive officers of the Registrant named in its proxy statement dated March 31, 2014. 11,404,584 votes, approximately 3.4% of the votes cast, voted against, and shares representing 1,919,985 votes, approximately 0.6% of the votes cast, abstained. In addition, there were 22,543,904 Broker Non-Votes.

Ratification of the Appointment of Independent Auditors

Approved – 354,230,121 votes, approximately 99.5% of the votes cast, voted to ratify the appointment of Deloitte & Touche, LLP as independent auditors for the Registrant. 1,573,849 votes, approximately 0.4% of the votes cast, voted against, and shares representing 259,286 votes, approximately 0.1% of the votes cast, abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 15, 2014	By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President
General Counsel
and Secretary